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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of BTU International, Inc. (the "Company"), does hereby certify that to his knowledge:

         1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Mark R. Rosenzweig
                                    -------------------------------------
                                    Mark R. Rosenzweig
                                    President and Chief Executive Officer


Dated:  November 13, 2002